UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐ Definitive Proxy Statement

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INTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting to Be Held on May 14, 2020.
Meeting Information
INTEL CORPORATION
Meeting Type:    Annual Meeting
For holders as of:    March 16, 2020
Date: May 14, 2020    Time: 8:30 a.m. PT
Location: Via the Internet at
www.virtualshareholdermeeting.com/intel20
To attend the meeting, please visit www.virtualshareholdermeeting.com/intel20 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
D02108-P35008-Z76485
INTEL CORPORATION ATTN: INVESTOR RELATIONS 2200 MISSION COLLEGE BLVD. SANTA CLARA, CA 95054
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
proxy See the materials reverse side and voting of this instructions. notice to obtain

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
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Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
D02109-P35008-Z76485

Voting Items
A. Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Management Proposals 2, 3 and 4.
1. Election of Directors
Nominees:
1a. James J. Goetz
1b. Alyssa Henry
1c. Omar Ishrak
1d. Risa Lavizzo-Mourey
1e. Tsu-Jae King Liu
1f. Gregory D. Smith
1g. Robert (“Bob”) H. Swan
1h. Andrew Wilson
1i. Frank D. Yeary
2. Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2020
3. Advisory vote to approve executive compensation of our listed officers
4. Approval of amendment and restatement of the 2006 Employee Stock Purchase Plan
The Board of Directors recommends a vote AGAINST Proposals 5 and 6.
5. Stockholder proposal on whether to allow stockholders to act by written consent, if properly presented at the meeting
6. Stockholder proposal requesting a report on the global median gender/racial pay gap, if properly presented at the meeting
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
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This week Intel made available its 2020 Proxy Statement and 2019 Annual Report on Form 10-K in preparation for the company’s Annual Stockholders’ Meeting. This year’s meeting will take place on May 14, 2020 at 8:30 a.m. Pacific Time and, like last year, will be hosted virtually at this link.

What is a Proxy Statement?

Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote and includes information on how to vote. All Intel stockholders as of the record date (March 16, 2020), including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy before the annual stockholders’ meeting.

What’s in the Proxy Statement?

The proxy statement consists of several different elements, all of which are meant to provide information to stockholders regarding the upcoming annual stockholders’ meeting. In Intel’s Proxy Statement, you will find detailed information about different areas such as:

•	Board of Directors – profiles for each board member, their skills and experience, and board diversity.

•	Corporate Governance – Board leadership structure, board responsibilities and committees

•	Business Strategy – Review of the prior year and the key components of our business strategy.

•	Investor Engagement – A summary of feedback from our investors and how we responded, how we engage with our investors.

•	Executive Compensation – Listed officer compensation, CEO pay ratio (see below for more detail), Intel’s peer group, and strategic growth equity awards.

•	Stockholder Proposals – Two stockholder proposals for you to vote on at the upcoming Annual Stockholders’ Meeting.

Summary of proxy proposals

The proxy asks stockholders to vote on the following proposals:

1.	Elect the 9 nominees to the Board of Directors named in the proxy statement

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2020

3.	Advisory vote to approve executive compensation of our listed officers

4.	Approval of amendment and restatement of the 2006 Employee Stock Purchase Plan

5.	Stockholder proposal on whether to allow stockholders to act by written consent, if properly presented at the meeting

6.	Stockholder proposal requesting a report on the global median gender/racial pay gap, if properly presented at the meeting

The company’s board of directors is recommending a vote FOR all the nominees listed, FOR proposals 2, 3, and 4, and AGAINST proposals 5 and 6.

Please refer to the proxy materials for more detailed explanations of these proposals.

Understanding the voting process

Starting today, you’ll receive voting information along with the 2020 Proxy Statement and 2019 Annual Report on Form 10-K from Broadridge, Intel’s proxy mailing agent. The proxy statement, annual report, and voting information are delivered by email or U.S. mail, according to your instructions. This information outlines the voting deadlines and explains how to submit your votes. You may receive multiple sets of voting information if you hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information received.

Questions?

For purposes of compliance with SEC requirements, Intel’s policy is not to comment on Intel’s intranet website or forums on matters related to the proxy statement or annual stockholders’ meeting. Please email Electronic Delivery or contact Intel Investor Relations with any questions about submitting your vote or viewing the online versions of the annual report and proxy statement.

Additional Information

Since 2017, as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank), companies are required to disclose their CEO Pay Ratio each year.

What is a CEO Pay Ratio?

The CEO Pay Ratio is the ratio of the company’s CEO pay to that of its median employee pay. It is calculated using a methodology described in detail in the 2020 Proxy Statement, please see page 102.

Comparing ratios is challenging because every company’s CEO pay ratio varies based on workforce composition and some companies have founders serving as their CEO who receive little to no compensation. Workforce composition includes things like the employee location (U.S. versus non-U.S.), exempt versus non-exempt employees, number of full-time, part-time and temporary (student/intern) employees, percentage of technical versus non-technical roles, and more.

A company with a high percentage of employees in a low-cost region or a high percentage of non-exempt, student, and intern employees could have a higher CEO pay ratio. In addition, as a manufacturer, Intel’s workforce composition is different from other large tech companies who may not have a global manufacturing footprint.

What’s in Bob Swan’s pay package?

As announced in last year’s proxy statement, Bob Swan’s regular annual compensation is targeted at the median of his peer group and comprises things like salary, bonuses and stock. The vast majority comes in equity that may or may not vest depending on how Intel performs.

When Bob was appointed CEO, the Compensation Committee granted him Strategic Growth Equity Awards that are structured to encourage the successful execution of our business transformation plan. These awards measure performance over a five-year period and recognize the ambitious task being asked of Bob and Intel’s leaders to deliver on the full potential of our ongoing transformation. These awards have a strong tie to how well we’re able to translate our success into stock price growth and are entirely “at risk,” meaning there is no guarantee that Bob will receive any value from them. For more information on these awards, please see pages 61 and 71 of the 2020 Proxy Statement.

What was Intel’s 2019 CEO Pay Ratio?

Intel’s CEO Pay Ratio for 2019 was 695:1. This is higher than the prior year due largely to Bob’s promotion to CEO and his receipt of non-recurring equity grants, including the Strategic Growth Equity Awards described above. It is important to remember that approximately 98% of Bob’s compensation is at-risk and performance based including equity awards tied to increasing the value of the company.

To help provide better understanding of Bob’s ongoing annual total compensation and better year-over-year comparability, we have also included a supplemental pay ratio, which excludes the non-recurring CEO awards, resulting in a ratio of 208:1. For more information please see “CEO Pay Ratio” in the 2020 Proxy Statement on page 102.